First Quarter 2015

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement First Quarter 2015

 TABLE OF CONTENTS
(Dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Consolidated U.S. GAAP Results¹

Premium Income	$2,006.3	$1,938.5	$7,797.2	$7,624.7

Operating Revenue	$2,662.7	$2,608.1	$10,508.4	$10,361.8
Net Realized Investment Gain (Loss)	(15.3)	6.3	16.1	6.8

Revenue	$2,647.4	$2,614.4	$10,524.5	$10,368.6

Net Income	$212.9	$225.8	$402.1	$847.0
Net Income Per Share:
Basic	$0.85	$0.87	$1.57	$3.20
Assuming Dilution	$0.84	$0.86	$1.57	$3.19

Operating Return on Equity
Unum US	13.5%	13.2%	13.3%	13.4%
Unum UK	16.1%	18.1%	18.3%	14.0%
Colonial Life	16.9%	18.0%	16.7%	16.4%
Core Operating Segments	14.4%	14.6%	14.5%	14.1%
Consolidated	11.5%	10.9%	11.3%	11.3%

Assets	$63,014.5	$61,044.4	$62,450.2	$59,374.1
Stockholders' Equity	$8,687.9	$8,933.4	$8,521.9	$8,639.9

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$156.1	$130.1	$618.1	$617.5
Net Realized Investment Gain (Loss), After Tax	(0.8)	2.8	5.0	(33.0)

Net Income	$155.3	$132.9	$623.1	$584.5

Capital and Surplus	$3,474.8	$3,446.1	$3,462.8	$3,450.5

Weighted Average Risk-based Capital Ratio	> 400%	400%	> 400%	> 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and The Paul Revere Variable Annuity Insurance Company. Upon receipt of appropriate regulatory approval, we changed the name of The Paul Revere Variable Annuity Insurance Company to Unum Insurance Company effective April 8, 2015.

Unum Group Capital Metrics

	3/31/2015		3/31/2014		12/31/2014		12/31/2013
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Book Value
Total Stockholders' Equity, As Reported	$8,687.9	$34.82	$8,933.4	$34.68	$8,521.9	$33.78	$8,639.9	$33.23
Net Unrealized Gain on Securities	414.3	1.66	325.3	1.26	290.3	1.15	135.7	0.52
Net Gain on Cash Flow Hedges	411.9	1.65	398.0	1.55	391.0	1.55	396.3	1.52
Subtotal	7,861.7	31.51	8,210.1	31.87	7,840.6	31.08	8,107.9	31.19
Foreign Currency Translation Adjustment	(167.4)	(0.67)	(39.5)	(0.16)	(113.4)	(0.45)	(47.1)	(0.18)
Subtotal	8,029.1	32.18	8,249.6	32.03	7,954.0	31.53	8,155.0	31.37
Unrecognized Pension and Postretirement Benefit Costs	(398.4)	(1.60)	(229.4)	(0.89)	(401.5)	(1.59)	(229.9)	(0.88)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,427.5	$33.78	$8,479.0	$32.92	$8,355.5	$33.12	$8,384.9	$32.25

Dividends Paid	$42.3	$0.165	$38.3	$0.145	$159.4	$0.620	$146.5	$0.550

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
Shares Repurchased (millions)	3.2	2.9	8.7	11.2
Cost of Shares Repurchased (millions)(1)	$108.1	$100.1	$300.6	$318.6
Price (UNM closing price on last trading day of period)	$33.73	$35.31	$34.88	$35.08

Leverage Ratio	25.4%	25.5%	25.4%	23.0%

Holding Company Cash and Marketable Securities	$426	$822	$575	$514

(1) Includes commissions of $0.1 million and a de minimis amount for the three month periods ended March 31, 2015 and 2014, respectively, as well as $0.1 million and $0.2 million for the years ended December 31, 2014 and 2013, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Revenue
Premium Income	$2,006.3	$1,938.5	$7,797.2	$7,624.7
Net Investment Income	602.0	615.8	2,492.2	2,506.9
Net Realized Investment Gain (Loss)	(15.3)	6.3	16.1	6.8
Other Income	54.4	53.8	219.0	230.2
Total Revenue	2,647.4	2,614.4	10,524.5	10,368.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,653.9	1,631.3	7,310.8	6,595.7
Commissions	256.9	236.0	935.3	909.5
Interest and Debt Expense - Non-recourse Debt	1.7	1.9	7.3	8.5
Interest and Debt Expense - All Other Debt	36.1	36.0	160.2	140.9
Deferral of Acquisition Costs	(145.0)	(129.0)	(524.0)	(466.8)
Amortization of Deferred Acquisition Costs	134.3	118.6	440.8	418.9
Other Expenses	406.5	389.8	1,652.1	1,541.9
Total Benefits and Expenses	2,344.4	2,284.6	9,982.5	9,148.6

Income Before Income Tax	303.0	329.8	542.0	1,220.0
Income Tax Expense	90.1	104.0	139.9	373.0

Net Income	$212.9	$225.8	$402.1	$847.0

Average Weighted Shares Outstanding
Basic	251.5	259.4	255.5	264.7
Assuming Dilution	252.2	260.7	256.7	265.9

Actual Number of Shares Outstanding	249.5	257.6	252.3	260.0

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2015	3/31/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$37.3	$32.7	14.1%	$223.6	$173.3
Group Short-term Disability	24.0	19.8	21.2	118.8	101.9
Group Life and AD&D	42.9	41.3	3.9	264.8	199.4
Subtotal	104.2	93.8	11.1	607.2	474.6
Supplemental and Voluntary
Individual Disability	12.3	14.6	(15.8)	56.8	52.2
Voluntary Benefits	131.9	103.3	27.7	238.1	218.8
Subtotal	144.2	117.9	22.3	294.9	271.0
Total Sales	$248.4	$211.7	17.3	$902.1	$745.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$72.5	$60.0	20.8%	$401.7	$324.4
Large Case Market	31.7	33.8	(6.2)	205.5	150.2
Subtotal	104.2	93.8	11.1	607.2	474.6
Supplemental and Voluntary	144.2	117.9	22.3	294.9	271.0
Total Sales	$248.4	$211.7	17.3	$902.1	$745.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2015	3/31/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Group Long-term Disability	$10.6	$12.3	(13.8)%	$57.4	$50.5
Group Life	5.5	4.0	37.5	23.8	21.4
Supplemental	0.6	1.0	(40.0)	3.9	3.9
Total Sales	$16.7	$17.3	(3.5)	$85.1	$75.8

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$6.9	$7.6	(9.2)%	$42.5	$38.9
Large Case Market	9.2	8.7	5.7	38.7	33.0
Subtotal	16.1	16.3	(1.2)	81.2	71.9
Supplemental	0.6	1.0	(40.0)	3.9	3.9
Total Sales	$16.7	$17.3	(3.5)	$85.1	$75.8

(in millions of pounds)
Sales by Product
Group Long-term Disability	£7.0	£7.4	(5.4)%	£35.1	£32.2
Group Life	3.6	2.4	50.0	14.4	13.7
Supplemental	0.4	0.6	(33.3)	2.4	2.5
Total Sales	£11.0	£10.4	5.8	£51.9	£48.4

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£4.5	£4.5	—%	£25.8	£24.9
Large Case Market	6.1	5.3	15.1	23.7	21.0
Subtotal	10.6	9.8	8.2	49.5	45.9
Supplemental	0.4	0.6	(33.3)	2.4	2.5
Total Sales	£11.0	£10.4	5.8	£51.9	£48.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2015	3/31/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Accident, Sickness, and Disability	$49.3	$46.7	5.6%	$260.7	$238.2
Life	15.9	14.2	12.0	78.8	68.1
Cancer and Critical Illness	12.3	11.1	10.8	70.6	61.3
Total Sales	$77.5	$72.0	7.6	$410.1	$367.6

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$55.7	$51.7	7.7%	$275.6	$246.0
Large Case Market	7.3	9.7	(24.7)	53.2	49.0
Total Commercial Sales	63.0	61.4	2.6	328.8	295.0
Public Sector	14.5	10.6	36.8	81.3	72.6
Total Sales	$77.5	$72.0	7.6	$410.1	$367.6

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2015	2014
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$45,852.7	$45,064.9
Mortgage Loans	1,896.5	1,856.6
Policy Loans	3,283.2	3,306.6
Other Long-term Investments	603.1	545.0
Short-term Investments	706.7	974.3
Total Investments	52,342.2	51,747.4

Other Assets
Cash and Bank Deposits	84.1	102.5
Accounts and Premiums Receivable	1,657.1	1,634.7
Reinsurance Recoverable	4,882.5	4,906.4
Accrued Investment Income	752.1	696.1
Deferred Acquisition Costs	1,904.6	1,901.3
Goodwill	198.2	198.7
Property and Equipment	537.5	531.7
Income Tax Receivable	—	69.5
Other Assets	656.2	661.9
Total Assets	$63,014.5	$62,450.2

Liabilities
Policy and Contract Benefits	$1,533.1	$1,529.3
Reserves for Future Policy and Contract Benefits	46,199.5	45,929.4
Unearned Premiums	439.6	396.6
Other Policyholders’ Funds	1,677.9	1,657.8
Income Tax Payable	39.1	—
Deferred Income Tax	173.3	62.0
Short-term Debt	151.9	151.9
Long-term Debt - Non-recourse	369.3	398.4
Long-term Debt - All Other	2,234.0	2,230.3
Other Liabilities	1,508.9	1,572.6
Total Liabilities	54,326.6	53,928.3

Stockholders’ Equity
Common Stock	30.2	30.2
Additional Paid-in Capital	2,230.7	2,221.2
Accumulated Other Comprehensive Income	260.4	166.4
Retained Earnings	7,472.9	7,302.3
Treasury Stock	(1,306.3)	(1,198.2)
Total Stockholders’ Equity	8,687.9	8,521.9
Total Liabilities and Stockholders’ Equity	$63,014.5	$62,450.2

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2013	$1,051.5	$34.3	$743.4	$1,829.2
Capitalization	292.7	10.5	220.8	524.0
Amortization	(248.1)	(12.5)	(180.2)	(440.8)
Adjustment Related to Unrealized Investment Gains	0.4	—	(9.6)	(9.2)
Foreign Currency	—	(1.9)	—	(1.9)
Balances at December 31, 2014	1,096.5	30.4	774.4	1,901.3
Capitalization	80.1	2.0	62.9	145.0
Amortization	(83.4)	(2.8)	(48.1)	(134.3)
Adjustment Related to Unrealized Investment Gains	(2.0)	—	(3.8)	(5.8)
Foreign Currency	—	(1.6)	—	(1.6)
Balances at March 31, 2015	$1,091.2	$28.0	$785.4	$1,904.6

6. 1

Unum Group Balance Sheets by Segment - March 31, 2015

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,184.2	$2,720.2	$4,304.7	$16,209.1	$3,297.3	$2,733.1	$28,284.1	$1,818.6	$52,342.2
Deferred Acquisition Costs	71.8	61.3	958.1	1,091.2	28.0	785.4	—	—	1,904.6
Goodwill	—	—	187.6	187.6	10.6	—	—	—	198.2
All Other	708.0	146.6	522.5	1,377.1	277.5	256.2	6,178.0	480.7	8,569.5
Total Assets	$9,964.0	$2,928.1	$5,972.9	$18,865.0	$3,613.4	$3,774.7	$34,462.1	$2,299.3	$63,014.5

Liabilities
Reserves and Policyholder Benefits	$8,131.2	$1,732.1	$3,764.9	$13,628.2	$2,806.6	$2,179.4	$31,235.9	$—	$49,850.1
Debt	—	—	—	—	—	—	369.3	2,385.9	2,755.2
All Other	347.1	106.5	377.6	831.2	79.9	272.4	(232.2)	770.0	1,721.3
Total Liabilities	8,478.3	1,838.6	4,142.5	14,459.4	2,886.5	2,451.8	31,373.0	3,155.9	54,326.6

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,477.5	1,034.8	1,670.8	4,183.1	614.0	1,208.1	2,905.1	(1,048.6)	7,861.7
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	8.2	54.7	159.6	222.5	112.9	114.8	184.0	192.0	826.2
Total Allocated Stockholders' Equity	1,485.7	1,089.5	1,830.4	4,405.6	726.9	1,322.9	3,089.1	(856.6)	8,687.9

Total Liabilities and Allocated Stockholders' Equity	$9,964.0	$2,928.1	$5,972.9	$18,865.0	$3,613.4	$3,774.7	$34,462.1	$2,299.3	$63,014.5

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2014 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,216.6	$2,673.8	$4,214.6	$16,105.0	$3,399.2	$2,650.8	$27,668.8	$1,923.6	$51,747.4
Deferred Acquisition Costs	69.8	59.8	966.9	1,096.5	30.4	774.4	—	—	1,901.3
Goodwill	—	—	187.6	187.6	11.1	—	—	—	198.7
All Other	619.3	129.4	538.7	1,287.4	261.8	267.0	6,291.4	495.2	8,602.8
Total Assets	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

Liabilities
Reserves and Policyholder Benefits	$8,104.9	$1,722.2	$3,712.4	$13,539.5	$2,894.3	$2,149.7	$30,929.6	$—	$49,513.1
Debt	—	—	—	—	—	—	398.4	2,382.2	2,780.6
All Other	333.2	91.2	371.1	795.5	69.8	258.8	(296.2)	806.7	1,634.6
Total Liabilities	8,438.1	1,813.4	4,083.5	14,335.0	2,964.1	2,408.5	31,031.8	3,188.9	53,928.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,457.9	1,005.7	1,682.9	4,146.5	648.4	1,178.8	2,814.3	(947.4)	7,840.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	9.7	43.9	141.4	195.0	90.0	104.9	114.1	177.3	681.3
Total Allocated Stockholders' Equity	1,467.6	1,049.6	1,824.3	4,341.5	738.4	1,283.7	2,928.4	(770.1)	8,521.9

Total Liabilities and Allocated Stockholders' Equity	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2015	3/31/2014	% Change	12/31/2014	12/31/2013	% Change
		As Adjusted		As Adjusted
Premium Income
Unum US	$1,230.2	$1,152.5	6.7%	$4,659.7	$4,517.1	3.2%
Unum UK	139.0	151.7	(8.4)	607.2	556.6	9.1
Colonial Life	332.2	316.4	5.0	1,273.7	1,232.2	3.4
Closed Block	304.9	317.9	(4.1)	1,256.6	1,318.8	(4.7)
	2,006.3	1,938.5	3.5	7,797.2	7,624.7	2.3
Net Investment Income
Unum US	215.0	223.1	(3.6)	878.9	$919.4	(4.4)
Unum UK	23.5	33.6	(30.1)	151.0	148.5	1.7
Colonial Life	37.0	36.6	1.1	145.5	144.1	1.0
Closed Block	320.4	315.5	1.6	1,281.5	1,270.2	0.9
Corporate	6.1	7.0	(12.9)	35.3	24.7	42.9
	602.0	615.8	(2.2)	2,492.2	2,506.9	(0.6)
Other Income
Unum US	30.9	30.9	—	122.1	$128.3	(4.8)
Unum UK	—	(0.1)	100.0	—	0.1	(100.0)
Colonial Life	—	(0.1)	100.0	0.1	0.2	(50.0)
Closed Block	23.2	21.6	7.4	91.8	93.9	(2.2)
Corporate	0.3	1.5	(80.0)	5.0	7.7	(35.1)
	54.4	53.8	1.1	219.0	230.2	(4.9)
Total Operating Revenue
Unum US	1,476.1	1,406.5	4.9	5,660.7	5,564.8	1.7
Unum UK	162.5	185.2	(12.3)	758.2	705.2	7.5
Colonial Life	369.2	352.9	4.6	1,419.3	1,376.5	3.1
Closed Block	648.5	655.0	(1.0)	2,629.9	2,682.9	(2.0)
Corporate	6.4	8.5	(24.7)	40.3	32.4	24.4
	$2,662.7	$2,608.1	2.1	$10,508.4	$10,361.8	1.4

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2015	3/31/2014	% Change	12/31/2014	12/31/2013	% Change
		As Adjusted		As Adjusted
Benefits and Expenses
Unum US	$1,261.8	$1,199.0	5.2%	$4,815.8	$4,706.4	2.3%
Unum UK	129.9	148.7	(12.6)	610.4	573.2	6.5
Colonial Life	291.6	273.8	6.5	1,120.3	1,113.0	0.7
Closed Block	621.8	626.7	(0.8)	3,208.1	2,575.6	24.6
Corporate	36.3	35.0	3.7	157.9	147.5	7.1
	2,341.4	2,283.2	2.5	9,912.5	9,115.7	8.7
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	214.3	207.5	3.3	844.9	858.4	(1.6)
Unum UK	32.6	36.5	(10.7)	147.8	132.0	12.0
Colonial Life	77.6	79.1	(1.9)	299.0	263.5	13.5
Closed Block	26.7	28.3	(5.7)	(578.2)	107.3	N.M.
Corporate	(29.9)	(26.5)	(12.8)	(117.6)	(115.1)	(2.2)
	321.3	324.9	(1.1)	595.9	1,246.1	(52.2)
Income Tax Expense	96.5	102.3	(5.7)	161.0	381.6	(57.8)

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	224.8	222.6	1.0	434.9	864.5	(49.7)

Net Realized Investment Gain (Loss), Net of Tax	(10.0)	4.1	N.M.	12.8	3.9	N.M.

Non-operating Retirement-related Loss, Net of Tax	(1.9)	(0.9)	(111.1)	(45.6)	(21.4)	(113.1)

Net Income	$212.9	$225.8	(5.7)	$402.1	$847.0	(52.5)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
		As Adjusted
Premium Income
Unum US	$1,230.2	$1,186.8	$1,162.7	$1,157.7	$1,152.5	$1,121.3	$1,124.6	$1,131.5	$1,139.7
Unum UK	139.0	148.9	152.6	154.0	151.7	137.9	137.3	137.6	143.8
Colonial Life	332.2	321.1	319.4	316.8	316.4	308.1	309.1	307.9	307.1
Closed Block	304.9	311.1	312.5	315.1	317.9	323.4	326.3	328.8	340.3
	2,006.3	1,967.9	1,947.2	1,943.6	1,938.5	1,890.7	1,897.3	1,905.8	1,930.9
Net Investment Income
Unum US	215.0	223.2	214.4	218.2	223.1	228.2	230.2	228.2	232.8
Unum UK	23.5	38.7	34.4	44.3	33.6	42.0	30.3	45.4	30.8
Colonial Life	37.0	37.6	35.5	35.8	36.6	34.8	35.9	34.0	39.4
Closed Block	320.4	323.0	317.2	325.8	315.5	327.5	314.7	315.6	312.4
Corporate	6.1	10.2	9.8	8.3	7.0	0.8	7.9	6.7	9.3
	602.0	632.7	611.3	632.4	615.8	633.3	619.0	629.9	624.7
Other Income
Unum US	30.9	30.7	30.2	30.3	30.9	29.3	30.2	32.1	36.7
Unum UK	—	(0.1)	—	0.2	(0.1)	—	0.1	(0.1)	0.1
Colonial Life	—	—	0.1	0.1	(0.1)	0.1	—	0.1	—
Closed Block	23.2	22.3	23.4	24.5	21.6	22.4	23.6	23.8	24.1
Corporate	0.3	2.8	0.9	(0.2)	1.5	5.0	0.3	0.8	1.6
	54.4	55.7	54.6	54.9	53.8	56.8	54.2	56.7	62.5
Total Operating Revenue
Unum US	1,476.1	1,440.7	1,407.3	1,406.2	1,406.5	1,378.8	1,385.0	1,391.8	1,409.2
Unum UK	162.5	187.5	187.0	198.5	185.2	179.9	167.7	182.9	174.7
Colonial Life	369.2	358.7	355.0	352.7	352.9	343.0	345.0	342.0	346.5
Closed Block	648.5	656.4	653.1	665.4	655.0	673.3	664.6	668.2	676.8
Corporate	6.4	13.0	10.7	8.1	8.5	5.8	8.2	7.5	10.9
	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8	$2,570.5	$2,592.4	$2,618.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
		As Adjusted
Benefits and Expenses
Unum US	$1,261.8	$1,231.2	$1,195.2	$1,190.4	$1,199.0	$1,153.6	$1,168.1	$1,180.7	$1,204.0
Unum UK	129.9	149.3	153.5	158.9	148.7	144.0	136.4	149.4	143.4
Colonial Life	291.6	284.7	284.0	277.8	273.8	294.0	276.4	271.2	271.4
Closed Block	621.8	1,325.2	627.4	628.8	626.7	646.7	639.6	639.1	650.2
Corporate	36.3	37.4	35.8	49.7	35.0	39.7	33.6	37.1	37.1
	2,341.4	3,027.8	2,295.9	2,305.6	2,283.2	2,278.0	2,254.1	2,277.5	2,306.1
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	214.3	209.5	212.1	215.8	207.5	225.2	216.9	211.1	205.2
Unum UK	32.6	38.2	33.5	39.6	36.5	35.9	31.3	33.5	31.3
Colonial Life	77.6	74.0	71.0	74.9	79.1	49.0	68.6	70.8	75.1
Closed Block	26.7	(668.8)	25.7	36.6	28.3	26.6	25.0	29.1	26.6
Corporate	(29.9)	(24.4)	(25.1)	(41.6)	(26.5)	(33.9)	(25.4)	(29.6)	(26.2)
	321.3	(371.5)	317.2	325.3	324.9	302.8	316.4	314.9	312.0
Income Tax Expense (Benefit)	96.5	(143.4)	98.1	104.0	102.3	88.5	94.8	99.0	99.3

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	224.8	(228.1)	219.1	221.3	222.6	214.3	221.6	215.9	212.7

Net Realized Investment Gain (Loss), Net of Tax	(10.0)	(11.2)	0.9	19.0	4.1	5.8	(17.2)	8.6	6.7

Non-operating Retirement-related Loss, Net of Tax	(1.9)	(42.9)	(0.9)	(0.9)	(0.9)	(1.5)	(1.7)	(8.5)	(9.7)

Net Income (Loss)	$212.9	$(282.2)	$219.1	$239.4	$225.8	$218.6	$202.7	$216.0	$209.7

Net Income (Loss) Per Common Share - Assuming Dilution	$0.84	$(1.12)	$0.86	$0.93	$0.86	$0.83	$0.77	$0.81	$0.78

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Premium Income	$1,230.2	$1,152.5	$4,659.7	$4,517.1
Net Investment Income	215.0	223.1	878.9	919.4
Other Income	30.9	30.9	122.1	128.3
Total	1,476.1	1,406.5	5,660.7	5,564.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	839.9	809.5	3,288.1	3,222.4
Commissions	145.9	136.5	528.7	505.2
Deferral of Acquisition Costs	(80.1)	(74.3)	(292.7)	(252.0)
Amortization of Deferred Acquisition Costs	83.4	70.9	248.1	230.0
Other Expenses	272.7	256.4	1,043.6	1,000.8
Total	1,261.8	1,199.0	4,815.8	4,706.4

Income Before Income Tax and Net Realized Investment Gains and Losses	214.3	207.5	844.9	858.4
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	75.4
Waiver Reserve Reduction	—	—	—	(85.0)
Operating Income	$214.3	$207.5	$844.9	$848.8

Operating Ratios (% of Premium Income):
Benefit Ratio	68.3%	70.2%	70.6%	71.3%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments				71.6%
Other Expense Ratio	22.2%	22.2%	22.4%	22.2%
Income Ratio	17.4%	18.0%	18.1%	19.0%
Operating Income Ratio	17.4%	18.0%	18.1%	18.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$405.3	$383.5	$1,553.5	$1,553.9
Group Short-term Disability	147.7	137.3	558.1	519.6
Total Premium Income	553.0	520.8	2,111.6	2,073.5
Net Investment Income	125.0	131.5	515.9	547.4
Other Income	23.6	21.8	91.0	95.6
Total	701.6	674.1	2,718.5	2,716.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	443.0	432.5	1,746.4	1,732.9
Commissions	44.5	41.4	161.2	164.0
Deferral of Acquisition Costs	(10.3)	(9.9)	(40.2)	(29.6)
Amortization of Deferred Acquisition Costs	8.3	6.5	26.3	21.1
Other Expenses	141.8	136.0	550.0	532.4
Total	627.3	606.5	2,443.7	2,420.8

Operating Income	$74.3	$67.6	$274.8	$295.7

Operating Ratios (% of Premium Income):
Benefit Ratio	80.1%	83.0%	82.7%	83.6%
Other Expense Ratio	25.6%	26.1%	26.0%	25.7%
Operating Income Ratio	13.4%	13.0%	13.0%	14.3%

Persistency:
Group Long-term Disability	91.0%	88.9%	90.6%	87.2%
Group Short-term Disability	86.5%	88.1%	89.6%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Life	$335.0	$309.9	$1,262.3	$1,213.9
Accidental Death & Dismemberment	32.6	30.6	125.9	121.6
Total Premium Income	367.6	340.5	1,388.2	1,335.5
Net Investment Income	33.5	34.1	135.2	139.1
Other Income	0.3	0.4	1.4	1.8
Total	401.4	375.0	1,524.8	1,476.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	260.8	239.3	975.8	909.9
Commissions	30.3	28.5	113.3	108.9
Deferral of Acquisition Costs	(8.0)	(7.2)	(31.3)	(24.7)
Amortization of Deferred Acquisition Costs	6.5	5.3	21.4	15.6
Other Expenses	53.9	50.4	205.2	198.2
Total	343.5	316.3	1,284.4	1,207.9

Income Before Income Tax and Net Realized Investment Gains and Losses	57.9	58.7	240.4	268.5
UDB Reserve Increase	—	—	—	49.1
Waiver Reserve Reduction	—	—	—	(85.0)
Operating Income	$57.9	$58.7	$240.4	$232.6

Operating Ratios (% of Premium Income):
Benefit Ratio	70.9%	70.3%	70.3%	68.1%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments				70.8%
Other Expense Ratio	14.7%	14.8%	14.8%	14.8%
Income Ratio	15.8%	17.2%	17.3%	20.1%
Operating Income Ratio	15.8%	17.2%	17.3%	17.4%

Persistency:
Group Life	87.3%	89.5%	90.8%	88.1%
Accidental Death & Dismemberment	89.0%	89.6%	91.1%	88.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$117.9	$115.9	$466.1	$465.3
Voluntary Benefits	191.7	175.3	693.8	642.8
Total Premium Income	309.6	291.2	1,159.9	1,108.1
Net Investment Income	56.5	57.5	227.8	232.9
Other Income	7.0	8.7	29.7	30.9
Total	373.1	357.4	1,417.4	1,371.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	136.1	137.7	565.9	579.6
Commissions	71.1	66.6	254.2	232.3
Deferral of Acquisition Costs	(61.8)	(57.2)	(221.2)	(197.7)
Amortization of Deferred Acquisition Costs	68.6	59.1	200.4	193.3
Other Expenses	77.0	70.0	288.4	270.2
Total	291.0	276.2	1,087.7	1,077.7

Income Before Income Tax and Net Realized Investment Gains and Losses	82.1	81.2	329.7	294.2
UDB Reserve Increase	—	—	—	26.3
Operating Income	$82.1	$81.2	$329.7	$320.5

Interest Adjusted Loss Ratio:
Individual Disability	27.5%	27.2%	30.0%	29.6%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	48.9%	49.0%	51.6%	51.3%
Voluntary Benefits	40.9%	46.1%	46.9%	53.0%
Benefit Ratio Excluding UDB Reserve Increase:
Voluntary Benefits				48.9%
Other Expense Ratio	24.9%	24.0%	24.9%	24.4%
Income Ratio	26.5%	27.9%	28.4%	26.5%
Operating Income Ratio	26.5%	27.9%	28.4%	28.9%

Persistency:
Individual Disability	90.1%	90.6%	90.0%	90.5%
Voluntary Benefits	75.5%	78.0%	77.6%	77.0%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	$96.5	$103.0	$418.9	$389.9
Group Life	30.5	34.8	133.2	106.4
Supplemental	12.0	13.9	55.1	60.3
Total Premium Income	139.0	151.7	607.2	556.6
Net Investment Income	23.5	33.6	151.0	148.5
Other Income	—	(0.1)	—	0.1
Total	162.5	185.2	758.2	705.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	90.9	106.4	431.0	413.3
Commissions	12.0	9.9	42.8	38.0
Deferral of Acquisition Costs	(2.0)	(2.2)	(10.5)	(9.8)
Amortization of Deferred Acquisition Costs	2.8	3.2	12.5	14.7
Other Expenses	26.2	31.4	134.6	117.0
Total	129.9	148.7	610.4	573.2

Operating Income	$32.6	$36.5	$147.8	$132.0

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	£63.7	£62.2	£254.4	£249.2
Group Life	20.2	21.0	80.8	68.2
Supplemental	7.8	8.4	33.4	38.5
Total Premium Income	91.7	91.6	368.6	355.9
Net Investment Income	15.4	20.3	91.6	94.9
Other Income	0.1	—	0.1	0.1
Total	107.2	111.9	460.3	450.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	59.9	64.3	261.4	264.5
Commissions	7.9	6.0	26.0	24.3
Deferral of Acquisition Costs	(1.3)	(1.3)	(6.4)	(6.2)
Amortization of Deferred Acquisition Costs	1.8	1.9	7.6	9.3
Other Expenses	17.4	19.0	81.9	74.7
Total	85.7	89.9	370.5	366.6

Operating Income	£21.5	£22.0	£89.8	£84.3

Weighted Average Pound/Dollar Exchange Rate	1.516	1.659	1.646	1.566

Operating Ratios (% of Premium Income):
Benefit Ratio	65.3%	70.2%	70.9%	74.3%
Other Expense Ratio	19.0%	20.7%	22.2%	21.0%
Operating Income Ratio	23.4%	24.0%	24.4%	23.7%

Persistency:
Group Long-term Disability	86.6%	86.3%	90.1%	82.2%
Group Life	79.3%	69.7%	76.0%	66.7%
Supplemental	87.5%	85.2%	86.6%	78.8%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$196.5	$189.1	$759.8	$738.7
Life	62.3	57.4	231.8	221.1
Cancer and Critical Illness	73.4	69.9	282.1	272.4
Total Premium Income	332.2	316.4	1,273.7	1,232.2
Net Investment Income	37.0	36.6	145.5	144.1
Other Income	—	(0.1)	0.1	0.2
Total	369.2	352.9	1,419.3	1,376.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	170.4	159.8	660.6	667.0
Commissions	73.4	63.5	262.3	252.5
Deferral of Acquisition Costs	(62.9)	(52.5)	(220.8)	(205.0)
Amortization of Deferred Acquisition Costs	48.1	44.5	180.2	174.2
Other Expenses	62.6	58.5	238.0	224.3
Total	291.6	273.8	1,120.3	1,113.0

Income Before Income Tax and Net Realized Investment Gains and Losses	77.6	79.1	299.0	263.5
UDB Reserve Increase	—	—	—	20.1
Operating Income	$77.6	$79.1	$299.0	$283.6

Operating Ratios (% of Premium Income):
Benefit Ratio	51.3%	50.5%	51.9%	54.1%
Benefit Ratio Excluding UDB Reserve Increase				52.5%
Other Expense Ratio	18.8%	18.5%	18.7%	18.2%
Income Ratio	23.4%	25.0%	23.5%	21.4%
Operating Income Ratio	23.4%	25.0%	23.5%	23.0%

Persistency:
Accident, Sickness, and Disability	75.5%	74.7%	75.5%	75.2%
Life	85.4%	84.8%	85.2%	85.2%
Cancer and Critical Illness	83.8%	82.4%	83.5%	83.1%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$146.5	$161.1	$624.8	$687.5
Long-term Care	158.2	156.5	630.9	630.6
All Other	0.2	0.3	0.9	0.7
Total Premium Income	304.9	317.9	1,256.6	1,318.8
Net Investment Income	320.4	315.5	1,281.5	1,270.2
Other Income	23.2	21.6	91.8	93.9
Total	648.5	655.0	2,629.9	2,682.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	552.7	555.6	2,931.1	2,293.0
Commissions	25.6	26.1	101.5	113.8
Interest and Debt Expense	1.7	1.9	7.3	8.4
Other Expenses	41.8	43.1	168.2	160.4
Total	621.8	626.7	3,208.1	2,575.6

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	26.7	28.3	(578.2)	107.3
Long-term Care (LTC) Reserve Increase	—	—	698.2	—
Operating Income	$26.7	$28.3	$120.0	$107.3

Interest Adjusted Loss Ratios:
Individual Disability	80.0%	81.5%	83.6%	82.6%
Long-term Care	87.3%	84.7%	196.6%	89.6%
Long-term Care Excluding the Reserve Increase			85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.7%	13.6%	13.4%	12.2%
Income (Loss) Ratio	8.8%	8.9%	(46.0)%	8.1%
Operating Income Ratio	8.8%	8.9%	9.5%	8.1%

Persistency:
Individual Disability	91.3%	91.4%	91.3%	91.8%
Long-term Care	95.3%	95.3%	95.4%	95.5%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2015	3/31/2014	12/31/2014	12/31/2013
		As Adjusted	As Adjusted
Operating Revenue
Net Investment Income	$6.1	$7.0	$35.3	$24.7
Other Income	0.3	1.5	5.0	7.7
Total	6.4	8.5	40.3	32.4

Interest and Other Expenses	36.3	35.0	157.9	147.5

Operating Loss Including Costs Related to Early Retirement of Debt	(29.9)	(26.5)	(117.6)	(115.1)
Costs Related to Early Retirement of Debt	—	—	13.2	—
Operating Loss	$(29.9)	$(26.5)	$(104.4)	$(115.1)

Unum Group Reserves

	March 31, 2015
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,462.5	$613.9	29.4%	$7,076.4	$66.7	$7,009.7
Group Life and Accidental Death & Dismemberment	68.7	0.4	693.6	201.1	3.7	963.4	2.8	960.6
Individual Disability	554.7	3.2	1,211.9	126.7	5.6	1,893.3	113.0	1,780.3
Voluntary Benefits	1,372.7	8.0	56.3	57.9	0.5	1,486.9	28.9	1,458.0
Unum US Segment	1,996.1	11.6	8,424.3	999.6	39.2	11,420.0	211.4	11,208.6

Unum UK Segment	21.6	0.1	2,061.1	137.8	9.2	2,220.5	106.5	2,114.0

Colonial Life Segment	1,688.1	9.8	282.0	131.8	1.7	2,101.9	8.4	2,093.5

Individual Disability	702.3	4.1	10,112.5	276.4	43.3	11,091.2	1,559.5	9,531.7
Long-term Care	7,008.8	40.7	1,120.1	114.9	5.1	8,243.8	43.9	8,199.9
Other	5,787.7	33.7	213.0	140.6	1.5	6,141.3	4,945.1	1,196.2
Closed Block Segment	13,498.8	78.5	11,445.6	531.9	49.9	25,476.3	6,548.5	18,927.8

Subtotal	$17,204.6	100.0%	$22,213.0	$1,801.1	100.0%	41,218.7	6,874.8	34,343.9

Adjustment to Reserves for Unrealized Gain on Securities						6,513.9	387.9	6,126.0

Consolidated						$47,732.6	$7,262.7	$40,469.9

The increase in the adjustment to reserves for unrealized gain on securities, relative to year-end 2014, was due primarily to a decline in both U.S. Treasury rates and credit spreads. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2014
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,558.4	$581.1	29.5%	$7,139.5	$66.9	$7,072.6
Group Life and Accidental Death & Dismemberment	68.8	0.4	712.6	195.4	3.7	976.8	3.9	972.9
Individual Disability	555.6	3.2	1,201.5	127.3	5.5	1,884.4	112.5	1,771.9
Voluntary Benefits	1,366.4	8.0	52.3	58.4	0.5	1,477.1	29.1	1,448.0
Unum US Segment	1,990.8	11.6	8,524.8	962.2	39.2	11,477.8	212.4	11,265.4

Unum UK Segment	22.8	0.1	2,168.2	145.2	9.6	2,336.2	112.3	2,223.9

Colonial Life Segment	1,670.4	9.8	279.4	127.3	1.7	2,077.1	9.9	2,067.2

Individual Disability	735.0	4.3	10,150.9	285.6	43.1	11,171.5	1,551.7	9,619.8
Long-term Care	6,884.2	40.2	1,083.3	111.9	4.9	8,079.4	42.5	8,036.9
Other	5,811.4	34.0	214.3	140.7	1.5	6,166.4	4,959.8	1,206.6
Closed Block Segment	13,430.6	78.5	11,448.5	538.2	49.5	25,417.3	6,554.0	18,863.3

Subtotal	$17,114.6	100.0%	$22,420.9	$1,772.9	100.0%	41,308.4	6,888.6	34,419.8

Adjustment to Reserves for Unrealized Gain on Securities						6,150.3	365.0	5,785.3

Consolidated						$47,458.7	$7,253.6	$40,205.1

14. 1

Unum Group Investments

	3/31/2015			3/31/2015	12/31/2014
Fixed Maturity Securities (Fair Value)					As Adjusted
Public	$29,420.1	64.2%	Selected Statistics
Asset-Backed Securities	91.5	0.2	Earned Book Yield	5.29%	5.52%
Residential Mortgage-Backed Securities (1)	2,190.6	4.8	Average Duration (in years)	7.67	7.62
Commercial Mortgage-Backed Securities	133.2	0.3
Private Placements	5,428.3	11.8
High Yield	3,719.8	8.1
Government Securities	2,657.3	5.8
Municipal Securities (2)	2,162.1	4.7
Redeemable Preferred Stocks	49.8	0.1
Total	$45,852.7	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.8%	8.7%	Total Non-Current Investments	$40.3	$40.4
Aa	8.5	8.9	Total Schedule BA Assets	$454.0	$438.7
A	30.7	32.0
Baa	42.7	42.2
Below Baa	9.3	8.2
Total	100.0%	100.0%

(1) Includes $29.0 million of high yield mortgage-backed securities.
(2) Includes $18.2 million of high yield municipal securities.

Unum Group Investments at March 31, 2015

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,739.2	$283.0	$265.2	$17.2	$2,474.0	$300.2
Capital Goods	4,053.9	589.7	74.4	2.8	3,979.5	592.5
Communications	3,129.1	534.8	81.4	1.3	3,047.7	536.1
Consumer Cyclical	1,356.0	197.5	36.0	0.2	1,320.0	197.7
Consumer Non-Cyclical	6,082.7	897.3	219.3	4.8	5,863.4	902.1
Energy	6,116.0	740.1	668.6	61.9	5,447.4	802.0
Financial Institutions	3,384.3	424.4	19.9	0.1	3,364.4	424.5
Mortgage/Asset-Backed	2,415.3	240.7	20.9	0.1	2,394.4	240.8
Sovereigns	1,243.9	210.0	—	—	1,243.9	210.0
Technology	1,332.8	113.2	48.1	0.2	1,284.7	113.4
Transportation	1,708.1	294.0	28.5	0.4	1,679.6	294.4
U.S. Government Agencies and Municipalities	3,575.5	674.7	24.1	0.4	3,551.4	675.1
Public Utilities	8,666.1	1,621.6	31.6	0.5	8,634.5	1,622.1
Redeemable Preferred Stocks	49.8	5.8	—	—	49.8	5.8
Total	$45,852.7	$6,826.8	$1,518.0	$89.9	$44,334.7	$6,916.7

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$367.4	$3.0		$191.2	$2.5
91 through 180 days	142.4	5.7		221.4	37.1
181 through 270 days	9.6	—		242.6	20.1
Greater than 1 year	163.2	8.8		180.2	12.7
Total	$682.6	$17.5		$835.4	$72.4

15. 1

Appendix to Statistical Supplement

2015 Significant Items

•
In January 2014, the Financial Accounting Standards Board (FASB) issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

2013 Significant Items

•
Fourth quarter of 2013 claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	Fourth quarter of 2013 reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

16

Appendix to Statistical Supplement - Continued

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2015	2014				2013
	(in millions)
Operating Revenue	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8	$2,570.5	$2,592.4	$2,618.1
Net Realized Investment Gain (Loss)	(15.3)	(17.3)	1.2	25.9	6.3	9.3	(26.1)	13.3	10.3
Total Revenue	$2,647.4	$2,639.0	$2,614.3	$2,656.8	$2,614.4	$2,590.1	$2,544.4	$2,605.7	$2,628.4

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Three Months Ended March 31, 2015
Unum US	$140.4	$4,164.9	13.5%
Unum UK	25.4	631.2	16.1%
Colonial Life	50.5	1,193.4	16.9%
Core Operating Segments	216.3	5,989.5	14.4%
Closed Block	17.5	2,859.7
Corporate	(9.0)	(998.0)
Total	$224.8	$7,851.2	11.5%

Three Months Ended March 31, 2014
Unum US	$136.0	$4,131.9	13.2%
Unum UK	29.3	646.0	18.1%
Colonial Life	51.4	1,144.3	18.0%
Core Operating Segments	216.7	5,922.2	14.6%
Closed Block	18.7	2,714.2
Corporate	(12.8)	(477.4)
Total	$222.6	$8,159.0	10.9%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

Year Ended December 31, 2013
Unum US	$556.5	$4,141.8	13.4%
Unum UK	104.5	744.3	14.0%
Colonial Life	184.4	1,122.6	16.4%
Core Operating Segments	845.4	6,008.7	14.1%
Closed Block	70.0	2,580.4
Corporate	(44.0)	(870.4)
Total	$871.4	$7,718.7	11.3%
(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	3/31/2015	12/31/2014	3/31/2014	12/31/2013	12/31/2012
Total Stockholders' Equity, As Reported	$8,687.9	$8,521.9	$8,933.4	$8,639.9	$8,604.6
Net Unrealized Gain on Securities	414.3	290.3	325.3	135.7	873.5
Net Gain on Cash Flow Hedges	411.9	391.0	398.0	396.3	401.6
Total Stockholders' Equity, As Adjusted	$7,861.7	$7,840.6	$8,210.1	$8,107.9	$7,329.5

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/15	12/31/2014	3/31/14	12/31/13
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$7,851.2	$7,974.3	$8,159.0	$7,718.7

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2015		2014
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$224.8	$0.89	$222.6	$0.85
Net Realized Investment Gain (Loss), Net of Tax	(10.0)	(0.04)	4.1	0.01
Non-operating Retirement-related Loss, Net of Tax	(1.9)	(0.01)	(0.9)	—
Net Income	$212.9	$0.84	$225.8	$0.86

	Year Ended December 31
	2014
	(in millions)	per share *
After-tax Operating Income	$899.1	$3.51
Net Realized Investment Gain, Net of Tax	12.8	0.05
Non-operating Retirement-related Loss, Net of Tax	(45.6)	(0.18)
Costs Related to Early Retirement of Debt, Net of Tax	(10.4)	(0.04)
LTC Reserve Increase, Net of Tax	(453.8)	(1.77)
Net Income	$402.1	$1.57

* Assuming Dilution

	March 31		December 31
(in millions)	2015	2014	2014	2013
Debt, As Reported	$2,755.2	$2,948.2	$2,780.6	$2,612.0
Excluding Non-recourse Debt	369.3	425.0	398.4	440.0
Debt, As Adjusted	$2,385.9	$2,523.2	$2,382.2	$2,172.0

Total Stockholders' Equity, As Reported	$8,687.9	$8,933.4	$8,521.9	$8,639.9
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	826.2	723.3	681.3	532.0
Excluding Northwind Capital	854.5	848.5	849.9	846.4
Equity, As Adjusted	7,007.2	7,361.6	6,990.7	7,261.5
Debt, As Adjusted	2,385.9	2,523.2	2,382.2	2,172.0
Total Capital, As Adjusted	$9,393.1	$9,884.8	$9,372.9	$9,433.5

Leverage Ratio	25.4%	25.5%	25.4%	23.0%

16. 4